EXHIBIT 10.17


                                THE MICHAEL GROUP

             PROMULGATED BY THE TEXAS REAL ESTATE COMMISSION (TREC)

                ONE TO FOUR FAMILY RESIDENTIAL CONTRACT (RESALE)
            ALL CASH, ASSUMPTION, THIRD PARTY CONVENTIONAL OR SELLER
                                    FINANCING

                NOTICE: Not For Use For Condominium Transactions

1.   PARTIES:  GREATER  HOUSTON  GULF  PARTNERS. LTD,(Seller) agrees to sell and
               -------------------------------------
     convey  to  Asset  Management & Real Estate Investment INC.& its Successors
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     (Buyer)  and  Buyer agrees to buy from Seller the property described below.

2.   PROPERTY:  Lot               ,  Block  SEE  EXHIBIT  "A"  Addition, City of
                    --------------          -----------------
     HOUSTON, HARRIS County, Texas, known as SEE EXHIBIT "A" (Address/Zip Code),
     ---------------                         ---------------
     or as described on attached exhibit, together with the following items, if any: curtains and rods, draperies and rods, valances, blinds, window shades, screens, shutters, awnings, wall-to-wall carpeting, mirrors fixed in place, ceiling fans, attic fans, mail boxes, television antennas and satellite dish system with controls and equipment, permanently installed heating and air-conditioning units, window air-conditioning units, built-in security and fire detection equipment, plumbing and lighting fixtures including chandeliers, water softener, stove, built-in kitchen equipment, garage door openers with controls, built-in cleaning equipment, all swimming pool equipment and maintenance accessories, shrubbery, landscaping, permanently installed outdoor cooking equipment, built-in fireplace screens, artificial fireplace logs and all other property owned by Seller and attached to the above described real property except the following property which is not included: N/A
                                                     ---

     All property sold by this contract is called the "Property." The Property is is not subject to mandatory membership in an owners' association. The TREC Addendum For Property Subject To Mandatory Membership In An Owners' Association is is not attached.
     NOTICE TO BUYER: If the Property is subject to mandatory membership in an owners' association, Seller notifies Buyer under Sec.5.012, Texas Property Code, that, as a purchaser of property in the residential community in which the Property is located, you are obligated to be a member of an owners' association. Restrictive covenants governing the use and occupancy of the Property and a dedicatory instrument governing the establishment, maintenance, and operation of this residential community have been or will be recorded in the Real Property Records of the county in which the Property is located. Copies of the restrictive covenants and dedicatory instrument may be obtained from the county clerk. You are obligated to pay assessments to the owners' association. The amount of the assessments is subject to change. Your failure to pay the assessments could result in a lien on and the foreclosure of the Property.


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3.  SALES PRICE:
    A.   Cash portion of Sales Price payable by Buyer at closing     $840,000.00
    B.   Sum of all financing described below (excluding any
         private mortgage insurance IPMI] premium)                 $3,360,000.00
    C.   Sales Price (Sum of A and B)                             $ 4,200,000.00

4.   FINANCING:  Within  10 days after the effective date of this contract Buyer
                         --
     shall apply for all third party financing or noteholder's approval of any assumption and make every reasonable effort to obtain financing or assumption approval. Financing or assumption approval will be deemed to have been obtained when the lender determines that Buyer has satisfied all of lender's financial requirements (those items relating to Buyer's net worth, income and creditworthiness). If financing (including any financed PMI premium) or assumption approval is not obtained within N/A days after
                                                                  ---
     the effective date hereof, this contract will terminate and the earnest money will be refunded to Buyer. Each note to be executed hereunder must be secured by vendor's and deed of trust liens. The portion of Sales Price not payable in cash will be paid as follows: (Check applicable boxes below)
 [x] A.   THIRD  PARTY  FINANCING:
       [x] (1) This  contract  is subject to approval for Buyer of a third party first mortgage loan having a loan-to-value ratio not to exceed 80
                                                                              --
               % as established by such third party (excluding any financed PMI premium), due in full in 30 year(s), with interest not to exceed
                                         --
                    10  %  per  annum  for the first 30 year(s) of the loan. The
                    --                               --
                    loan  will  be [ ] with [ ] without  PMI.
       [ ] (2) This  contract  is subject to approval for Buyer of a third party second mortgage loan having a loan-to-value ratio not to exceed N/A % as established by such third party (excluding any financed
               ---
               PMI  premium),  due  in full in N/A year(s), with interest not to
                                               ---
               exceed N/A % per annum for the first N/A year(s) of the loan. The
                      ---                           ---
               loan  will  be  with  without  PMI.
 [ ] B. TEXAS VETERANS' HOUSING ASSISTANCE PROGRAM LOAN: This contract is subject to approval for Buyer of a Texas Veterans' Housing Assistance Program Loan (the Program Loan) of $ N/A for a period of at least N/A
                                                ---                          ---
          years  at  the  interest  rate established by the Texas Veterans' Land
          Board  at  the  time  of  closing.
 [ ] C.   SELLER  FINANCING:  A  promissory  note from Buyer to Seller of $ N/A,
                                                                            ---
          bearing  N/A  %  interest  per  annum, secured by vendor's and deed of
                   ---
          trust liens, in accordance with the terms and conditions set forth in the attached TREC Seller Financing Addendum. If an owner policy of title insurance is furnished, Buyer shall furnish Seller with a mortgagee policy of title insurance.
 [ ] D.   ASSUMPTION:
      [ ] (1)  Buyer  shall  assume the unpaid principal balance of a first lien promissory  note  payable  to N/A which unpaid balance at closing
                                             ---
               will  be  $  N/A.  The  total  current  monthly payment including
                            ---
               principal,  interest  and  any  reserve deposits is $ N/A Buyer's
                                                                     ---
               initial payment will be the first payment due after closing. [ ] (2) Buyer shall assume the unpaid principal balance of a second lien promissory  note  payable  to N/A which unpaid balance at closing
                                             ---
               will  be $ N/A.  The  total  current  monthly  payment  including
                          ---
               principal,  interest  and  any  reserve deposits is $ N/A Buyer's
                                                                     ---
               initial  payment  will  be  the  first payment due after closing.


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          Buyer's  assumption  of  an  existing  note  includes  all obligations imposed by the deed of trust securing the note. If the unpaid principal balance(s) of any assumed loan(s) as of the Closing Date varies from the loan balance(s) stated above, the cash payable at closing Sales Price will be adjusted by the amount of any variance; provided, if the total principal balance of all assumed loans varies in an amount greater than $350.00 at closing, either party may terminate this contract and the earnest money will be refunded to Buyer unless the other party elects to eliminate the excess in the variance by an appropriate adjustment at closing. If the noteholder requires (a) payment of an assumption fee in excess of $ N/A in D(1)
                                                                     ---
          above  or  $ N/A in D(2) above and Seller declines to pay such excess,
                       ---
          or  (b)  an  increase  in  the interest rate to more than N/A% in D(1)
                                                                    ---
          above,  or  N/A  % in D(2) above, or (c) any other modification of the
                      ---
          loan documents, Buyer may terminate this contract and the earnest money will be refunded to Buyer. A vendor's lien and deed of trust to secure assumption will be required which shall automatically be released on execution and delivery of a release by noteholder. If Seller is released from liability on any assumed note, the vendor's lien and deed of trust to secure assumption will not be required. NOTICE TO BUYER: The monthly payments, interest rates or other terms of some loans may be adjusted by the lender at or after closing. If you are concerned about the possibility of future adjustments, do not sign the contract without examining the notes and deeds of trust. NOTICE TO SELLER: Your liability to pay the note assumed by Buyer will continue unless you obtain a release of liability from the lender. If you are concerned about future liability, you should use the TREC Release of Liability Addendum.

 [ ] E. CREDIT APPROVAL ON ASSUMPTION OR SELLER FINANCING: Within N/A days after the effective date of this contract, Buyer shall deliver to Seller [ ] credit report [ ] verification of employment, including salary [ ] verification of funds on deposit in financial institutions [ ] current financial statement to establish Buyer's creditworthiness for assumption approval or seller financing and [ ] N/A. If Buyer's documentation is not delivered within the specified time, Seller may terminate this contract by notice to Buyer within 7 days after expiration of the time for delivery, and the earnest money will be paid to Seller. If this contract is not so terminated, Seller will be deemed to have accepted Buyer's credit. If the documentation is timely delivered, and Seller determines in Seller's sole discretion that Buyer's credit is unacceptable, Seller may terminate this contract by notice to Buyer within 7 days after expiration of the time for delivery and the earnest money will be refunded to Buyer. If Seller does not so terminate this contract, Seller will be deemed to have accepted Buyer's credit. Buyer hereby authorizes any credit reporting agency to furnish to Seller at Buyer's sole expense copies of Buyer's credit reports.

5.  EARNEST  MONEY:  Buyer shall deposit $25, 000.00 as earnest money with FIRST
                                                                           -----
SOUTH  WESTERN  TITLE COMPANY at 555 POST OAK HOUSTON 77027 (Address), as escrow
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agent, upon execution of this contract by both parties. Additional earnest money
of  $  N/A must be deposited by Buyer with escrow agent on or before  N/A.    If
       ---                                                            ---
Buyer fails to deposit the earnest money as required by this contract, Buyer will be in default.

6.   TITLE  POLICY  AND  SURVEY:
     [ ] A.  TITLE  POLICY:  Seller  shall  furnish  to  Buyer  at  [x] Seller's
             [ ] Buyer's expense  an


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          owner  policy  of  title  insurance (the Title Policy) issued by FIRST
                                                                           -----
          SOUTH  WESTERN  TITLE  COMANY (the Title Company) in the amount of the
          -----------------------------
          Sales Price, dated at or after closing, insuring Buyer against loss under the provisions of the Title Policy, subject to the promulgated exclusions (including existing building and zoning ordinances) and the following exceptions:
          (1) Restrictive covenants common to the platted subdivision in which the Property is located.
          (2) The standard printed exception for standby fees, taxes and assessments.
          (3)  Liens  created as part of the financing described in Paragraph 4.
          (4) Utility easements created by the dedication deed or plat of the subdivision in which the Property is located.
          (5) Reservations or exceptions otherwise permitted by this contract or as may be approved by Buyer in writing.
          (6) The standard printed exception as to discrepancies, conflicts, shortages in area or boundary lines, encroachments or protrusions, or overlapping improvements.
          (7)  The  standard  printed  exception  as  to  marital  rights.
          (8) The standard printed exception as to waters, tidelands, beaches, streams, and related matters.
          Within 20 days after the Title Company receives a copy of this contract, Seller shall furnish to Buyer a commitment for title insurance (the Commitment) and, at Buyer's expense, legible copies of restrictive covenants and documents evidencing exceptions in the Commitment other than the standard printed exceptions. Seller authorizes the Title Company to mail or hand deliver the Commitment and related documents to Buyer at Buyer's address shown below. If the Commitment is not delivered to Buyer within the specified time, the time for delivery will be automatically extended up to 15 days. Buyer will have 7 days after the receipt of the Commitment to object in writing to matters disclosed in the Commitment.
  [x] B.  SURVEY:  (Check  one  box  only)
       [x](1) Within 15 days after Buyer's receipt of a survey furnished to a third-party lender at [x] Seller's [ ] Buyer's expense, Buyer may object in writing to any matter shown on the survey which constitutes a defect or encumbrance to title.

       [ ](2)  Within  N/A days after the effective date of this contract, Buyer
                       ---
               may object in writing to any matter which constitutes a defect or encumbrance to title shown on a survey obtained by Buyer at Buyer's expense.
          The survey must be made by a Registered Professional Land Surveyor acceptable to the Title Company and any lender. Utility easements created by the dedication deed and plat of the subdivision in which the Property is located will not be a basis for objection.
     Buyer may object to existing building and zoning ordinances, items 6A(1) through (8) above and matters shown on the survey if Buyer determines that any such ordinance, items or matters prohibits the following use or activity: N/A.
                ---
     Buyer's failure to object under Paragraph 6A or 6B within the time allowed will constitute a waiver of Buyer's right to object; except that the requirements in Schedule C of the Commitment will not be deemed to have been waived. Seller shall cure the timely objections of Buyer or any third party lender within 15 days from the date Seller receives the objections and the Closing Date will be extended as necessary. If objections are not cured by the extended Closing Date, this contract will terminate and the earnest money will be refunded to Buyer unless Buyer elects to waive the objections.
     NOTICE TO SELLER AND BUYER:

     (1) Broker advises Buyer to have an abstract of title covering the Property examined by an attorney of Buyer's selection, or Buyer should be furnished with or obtain a Title Policy. If a Title Policy is furnished, the Commitment should be promptly reviewed by an attorney of Buyer's choice due to the time limitations on Buyer's right to object.
     (2) If the Property is situated in a utility or other statutorily created district providing water, sewer, drainage, or flood control facilities and services, Chapter 49 of the Texas Water Code requires Seller to deliver and Buyer to sign the statutory notice relating to the tax rate, bonded indebtedness, or standby fee of the district prior to final execution of this contract.
     (3)  If  the  Property  abuts  the  tidally influenced waters of the state,
          Section 33.135, Texas Natural Resources Code, requires a notice regarding coastal area property to be included in the contract. An addendum either promulgated by TREC or required by the parties should be used.
     (4) Buyer is advised that the presence of wetlands, toxic substances, including asbestos and wastes or other environmental hazards or the presence of a threatened or endangered species or its habitat may affect Buyer's intended use of the Property. If Buyer is concerned about these matters, an addendum either promulgated by TREC or required by the parties should be used.
     (5) If the Property is located outside the limits of a municipality, Seller notifies Buyer under Sec.5.011, Texas Property Code, that the Property may now or later be included in the extraterritorial jurisdiction of a municipality and may now or later be subject to annexation by the municipality. Each municipality maintains a map that depicts its boundaries and extraterritorial jurisdiction. To determine if the Property is located within a municipality's extraterritorial jurisdiction or is likely to be located within a municipality's extraterritorial jurisdiction, contact all municipalities located in the general proximity of the Property for further information.
     (6) Unless expressly prohibited in writing by the parties, Seller may continue to show the Property for sale and to receive, negotiate and accept back up offers.
     (7) Any residential service contract that is purchased in connection with this transaction should be reviewed for the scope of coverage, exclusions and limitations. The purchase of a residential service contract is optional. Similar coverage may be purchased from various companies authorized to do business in Texas.

7.   PROPERTY  CONDITION:
     A. INSPECTIONS, ACCESS AND UTILITIES: Buyer may have the Property inspected by an inspector selected by Buyer, licensed by TREC or otherwise permitted by law to make such inspections.
          Seller shall permit access to the Property at reasonable times for inspection, repairs and treatment and for reinspection after repairs and treatment have been completed. Seller shall pay for turning on utilities  for  inspection  and  reinspection.
     B.   SELLER'S  DISCLOSURE  NOTICE PURSUANT TO SECTION 5.008, TEXAS PROPERTY
          CODE
          (Notice) (check one box only):
       [ ](1)  Buyer  has  received  the  Notice.
       [ ](2)  Buyer  has  not  received  the  Notice. Within N/A days after the
                                                              ---
               effective date of this contract, Seller shall deliver the Notice to Buyer. If Buyer does not receive the Notice, Buyer may terminate this contract at any time prior to the closing. If Seller delivers the Notice, Buyer may terminate this contract for any reason within 7 days after Buyer receives the Notice or prior to the closing, whichever first  occurs.
       [ ](3) The Texas Property Code does not require this Seller to furnish the Notice.
     C. SELLER'S DISCLOSURE OF LEAD-BASED PAINT AND LEAD-BASED PAINT HAZARDS is required by Federal law for a residential dwelling constructed prior to 1978. An addendum providing such disclosure [ ] is [ ] is not attached.
     D.   ACCEPTANCE  OF  PROPERTY  CONDITION:  (check  one  box  only):
       [ ](1) In addition to any earnest money deposited with escrow agent, Buyer has paid Seller $ N/A (the "Option Fee") for the
                                            ---
               unrestricted right to terminate this contract by giving notice of termination to Seller within N/A days after the effective date of this contract. If Buyer gives notice of termination within the time specified, the Option Fee will not be refunded, however, any earnest money will be refunded to Buyer. If Buyer does not give notice of termination within the time specified, Buyer will be deemed to have accepted the Property in its current condition and the Option Fee will will not be credited to the Sales Price at closing.
       [x](2) Buyer accepts the Property in its present condition; provided Seller, at Seller's expense, shall complete the following repairs and treatment: SEE ATTACHED EXHIBIT "B".
                                ---------------------------
     E. LENDER REQUIRED REPAIRS AND TREATMENTS (REPAIRS): Unless otherwise agreed in writing, neither party is obligated to pay for lender required repairs or treatments for wood destroying insects. If the cost of lender required repairs exceeds 5% of the Sales Price, Buyer may terminate this contract.
     F. COMPLETION OF REPAIRS AND TREATMENT. Unless otherwise agreed by the parties in writing, Seller shall complete all agreed repairs and treatment prior to the Closing Date. Repairs and treatments must be performed by persons who regularly provide such repairs or treatments. At Buyer's election, any transferable warranties received by Seller with respect to the repairs will be transferred to Buyer at Buyer's expense. If Seller fails to complete any agreed repairs and treatment prior to the Closing Date, Buyer may do so and the Closing Date will be extended up to 15 days, if necessary, to complete repairs and treatment or treatments for wood destroying insects.

8. BROKERS' FEES: All obligations of the parties for payment of brokers' fees are contained in separate written agreements.

9.   CLOSING: The closing of the sale will be on or before February 28, 2002, or
                                                           -----------------
     within 7 days after objections to matters disclosed in the Commitment or by the survey have been cured, whichever date is later (the Closing Date). If financing or assumption approval has been obtained pursuant to Paragraph 4, the Closing Date will be extended up to 15 days if necessary to comply with lender's closing requirements (for example, appraisal, survey, insurance policies, lender-required repairs, closing documents). If either party fails to close this sale by the Closing Date, the non-defaulting party will be entitled to exercise the remedies contained in Paragraph 15. At closing Seller shall furnish tax statements or certificates showing no delinquent taxes and a general warranty deed conveying good and indefeasible title showing no additional exceptions to those permitted in Paragraph 6.

10. POSSESSION: Seller shall deliver possession of the Property to Buyer on N/A in its present or required repaired condition, ordinary wear and tear
     ---
     excepted. Any possession by Buyer prior to closing or by Seller after closing which is not authorized by a temporary lease form promulgated by TREC or required by the parties will establish a tenancy at sufferance relationship between the parties. Consult your insurance agent prior to change of ownership or possession as insurance coverage may be limited or terminated. The absence of a written lease or appropriate insurance coverage may expose the parties to economic loss.

11. SPECIAL PROVISIONS: (Insert only factual statements and business details applicable to this sale. TREC rules prohibit licensees from adding factual statements or business details for which a contract addendum, lease or other form has been promulgated by TREC for mandatory use.)

     Refer  to  attached  Addendum  to  Earnest Money Contract and to Addendum 2
     ("Two")  All  other  exhibits  deleted  except  legal  description.

12.  SETTLEMENT  AND  OTHER  EXPENSES:
     A.   The  following  expenses  must  be  paid  at  or  prior  to  closing:
          (1)  Appraisal  fees  will  be  paid  by  Buyer.
                                                    -----
          (2) The total of loan discount fees (including any Texas Veterans' Housing Assistance Program Participation Fee) may not exceed N/A%
                                                                            ---
               of the loan of which Seller shall pay N/A and Buyer shall pay the
                                                     ---
               remainder. The total of any buydown fees may not exceed N/A which
                                                                       ---
               will  be  paid  by  N/A.
                                   ---
          (3) Seller's Expenses: Releases of existing liens, including prepayment penalties and recording fees; release of Seller's loan liability; tax statements or certificates; preparation of deed; one-half of escrow fee; and other expenses stipulated to be paid by Seller under other provisions of this contract.
          (4) Buyer's Expenses: Loan application, origination and commitment fees; loan assumption costs; preparation and recording of deed of trust to secure assumption; lender required expenses incident to new loans, including PMI premium, preparation of loan documents, loan related inspection fee, recording fees, tax service and research fees, warehouse or underwriting fees, copies of restrictions and easements, amortization schedule, premiums for mortgagee title policies and endorsements required by lender, credit reports, photos; required premiums for flood and hazard insurance; required reserve deposit for insurance premiums and ad valorem taxes; interest on all monthly installment notes from date of disbursements to one month prior to dates of first monthly payments; customary Program Loan costs for Buyer; one-half of escrow fee; and other expenses stipulated to be paid by Buyer under other provisions of this contract.
     B. If any expense exceeds an amount expressly stated in this contract for such expense to be paid by a party, that party may terminate this contract unless the other party agrees to pay such excess. In no event will Buyer pay charges and fees expressly prohibited by the Texas Veterans' Housing Assistance Program or other governmental loan program regulations.

13. PRORATIONS: Taxes for the current year, interest, maintenance fees, assessments, dues and rents will be prorated through the Closing Date. If taxes for the current year vary from the amount prorated at closing, the parties shall adjust the prorations when tax statements for the current year are available. If a loan is assumed and the lender maintains an escrow account, the escrow account must be transferred to Buyer without any deficiency. Buyer shall reimburse Seller for the amount in the transferred account. Buyer shall pay the premium for a new insurance policy. If taxes are not paid at or prior to closing, Buyer will be obligated to pay taxes for the current year.

14. CASUALTY LOSS: If any part of the Property is damaged or destroyed by fire or other casualty loss after the effective date of the contract, Seller shall restore the Property to its previous condition as soon as reasonably possible, but in any event by the Closing Date. If Seller fails to do so due to factors beyond Seller's control, Buyer may either (a) terminate this contract and the earnest money will be refunded to Buyer (b) extend the time for performance up to 15 days and the Closing Date will be extended as necessary or (c) accept the Property in its damaged condition and accept an assignment of insurance proceeds. Seller's obligations under this paragraph are independent of any obligations of Seller under Paragraph 7.

15. DEFAULT: If Buyer fails to comply with this contract, Buyer will be in default, and Seller may either (a) enforce specific performance, seek such other relief as may be provided by law, or both, or (b) terminate this contract and receive the earnest money as liquidated damages, thereby releasing both parties from this contract. If, due to factors beyond Seller's control, Seller fails within the time allowed to make any non-casualty repairs or deliver the Commitment, Buyer may either (a) extend the time for performance up to 15 days and the Closing Date will be extended as necessary or (b) terminate this contract as the sole remedy and receive the earnest money. If Seller fails to comply with this contract for any other reason, Seller will be in default and Buyer may either (a) enforce specific performance, seek such other relief as may be provided by law, or both, or (b) terminate this contract and receive the earnest money, thereby releasing both parties from this contract.

16. DISPUTE RESOLUTION: It is the policy of the State of Texas to encourage the peaceable resolution of disputes through alternative dispute resolution procedures. The parties are encouraged to use an addendum approved by TREC to submit to mediation disputes which cannot be resolved in good faith through informal discussion.

17. ATTORNEY'S FEES: The prevailing party in any legal proceeding brought under or with respect to the transaction described in this contract is entitled to recover from the non-prevailing party all costs of such proceeding and reasonable attorney's fees.

18. ESCROW: The earnest money is deposited with escrow agent with the understanding that escrow agent is not (a) a party to this contract and does not have any liability for the performance or nonperformance of any party to this contract, (b) liable for interest on the earnest money and
     (c) liable for any loss of earnest money caused by the failure of any financial institution in which the earnest money has been deposited unless the financial institution is acting as escrow agent. At closing, the earnest money must be applied first to any cash down payment, then to Buyer's closing costs and any excess refunded to Buyer. If both parties make written demand for the earnest money, escrow agent may require payment of unpaid expenses incurred on behalf of the parties and a written release of liability of escrow agent from all parties. If one party makes written demand for the earnest money, escrow agent shall give notice of the demand by providing to the other party a copy of the demand. If escrow agent does not receive written objection to the demand from the other party within 30 days after notice to the other party, escrow agent may disburse the earnest money to the party making demand reduced by the amount of unpaid expenses incurred on behalf of the party receiving the earnest money and escrow agent may pay the same to the creditors. If escrow agent complies with the provisions of this paragraph, each party hereby releases escrow agent from all adverse claims related to the disbursal of the earnest money. Escrow agent's notice to the other party will be effective when deposited in the U. S. Mail, postage prepaid, certified mail, return receipt requested, addressed to the other party at such party's address shown below. Notice of objection to the demand will be deemed effective upon receipt by escrow agent.

19. REPRESENTATIONS: Seller represents that as of the Closing Date (a) there will be no liens, assessments, or security interests against the Property which will not be satisfied out of the sales proceeds unless securing payment of any loans assumed by Buyer and (b) assumed loans will not be in default. If any representation in this contract is untrue on the Closing Date, this contract may be terminated by Buyer and the earnest money will be refunded to Buyer. All representations contained in this contract will survive closing.

20. FEDERAL TAX REQUIREMENT: If Seller is a "foreign person," as defined by applicable law, or if Seller fails to deliver an affidavit that Seller is not a "foreign person," then Buyer shall withhold from the sales proceeds an amount sufficient to comply with applicable tax law and deliver the same to the Internal Revenue Service together with appropriate tax forms. IRS regulations require filing written reports if cash in excess of specified amounts is received in the transaction.

21. AGREEMENT OF PARTIES: This contract contains the entire agreement of the parties and cannot be changed except by their written agreement. Addenda which are a part of this contract are (list):
       AGREEMENT TO MEDIATION
       INFORMATION ABOUT BROKERAGE SERVICES

22. CONSULT YOUR ATTORNEY: Real estate licensees cannot give legal advice. This contract is intended to be legally binding. READ IT CAREFULLY. If you do not understand the effect of this contract, consult your attorney BEFORE signing.

     Buyer's                           Seller's
     Attorney is:  DERRICK SMITH       Attorney is:  N/A
                   --------------                    ---

23. NOTICES: All notices from one party to the other must be in writing and are effective when mailed to, hand-delivered at, or transmitted by facsimile machine as follows:

     TO BUYER AT:                           TO SELLER AT:
     Marjory E. Grant/                      710 North Post Oak Road
     Asset Management & Real Estate         Suite 208
     Investment Inc.                        Houston, TX 77024
     Telephone:( ) N/A                      Telephone:( ) N/A
                   ---                                    ---
     Facsimile:( ) N/A                      Facsimile:( ) N/A
                   ---                                    ---

EXECUTED  the  N/A day of  N/A  (THE EFFECTIVE DATE).  (BROKER: FILL IN THE DATE
               ---         ---
OF  FINAL  ACCEPTANCE.)

/s/  Marjory  E.  Grant                         /s/  James  L.  Emerson
-----------------------                         -----------------------
Buyer     Asset  Management                     Seller    GREATER  HOUSTON  GULF
          -----------------                               ----------------------
Buyer     Real  Estate  Investment  Inc.                  PARTNERS,  LTD.
          ------------------------------                  ---------------
          &  its  Successors
          ------------------

--------------------------------------------------------------------------------
The form of this contract has been approved by the Texas Real Estate Commission. TREC forms are intended for use only by trained real estate licensees. No representation is made as to the legal validity or adequacy of any provision in any specific transactions. It is not suitable for complex transactions. Texas Real Estate Commission, P.O. Box 12188, Austin, TX 78711-2188, 1-800-250-8732 or
(512) 459-6544 (http://www.trec.state.tx.us)TREC NO. 20-4. This form replaces TREC NO. 20-3. The form of this contract has been approved by the Texas Real Estate Commission. TREC forms are intended for use only by trained real estate licensees. No representation is made as to the legal validity or adequacy of any provision in any specific transactions. It is not suitable for complex transactions. Texas Real Estate Commission, P.O. Box 12188, Austin, TX 78711-2188, 1-800-250-8732 or (512) 459-6544 (http://www.trec.state.tx.us)TREC
NO. 20-4. This form replaces TREC NO. 20-3.
--------------------------------------------------------------------------------

                   BROKER INFORMATION AND RATIFICATION OF FEE
Listing Broker has agreed to pay Other Broker 6% of the total sales price when
                                              --
Listing Broker's fee is received. Escrow Agent is authorized and directed to pay Other Broker from Listing Broker's fee at closing.

THE MICHAEL GROUP     N/A             N/A                N/A
-----------------     ---             ---                ---
Other  Broker         License No.     Listing Broker     License  No.

represents  [ ]  Seller as Listing Broker's subagent
            [x]  Buyer only as Buyer's agent

represents  [ ]  Seller  and  Buyer  as  an  intermediary
            [ ]  Seller only as Seller's agent

                                                        Listing Associate  N/A
                                                        Telephone          N/A
/s/  Reginald T. Anderson     713 779 2411
                              ------------
Associate:  Reginald T, Anderson  Telephone
            --------------------                        Selling Associate  N/A
10303 NW Freeway, Suite  101, Houston, TX               Telephone          N/A
------------------------------------------              Broker Address     N/A
Broker  Address                                                            N/A
713 703 5211           281 564 4521                     Telephone          N/A
------------           ------------                     Facsimile          N/A
Telephone              Facsimile


                                     RECEIPT
Receipt of Contract and  $ N/A Earnest Money in the form of N/A is acknowledged.
                           ---                              ---

Escrow Agent:  N/A                           Date:     N/A
By:  N/A
Address:  N/A                                Telephone:     N/A
City   N/A   State  N/A    Zip  N/A          Facsimile:     N/A

                                                                     EXHIBIT "A"

                CAPISTRANO VILLAS EAST D/B/A PARK PLACE TOWNHOMES
                                OWNERSHIP RECORD

ADDRESS                     BLDG #  OWNER'S NAME
--------------------------  ------  ------------
776-B Coolwood Drive, #4        19  GHGP, Ltd.     1.
--------------------------  ------  ------------  ---
770-A Coolwood Drive, #5        18  GHGP, Ltd.     2.
--------------------------  ------  ------------  ---
770-B Coolwood Drive, #6        18  GHGP, Ltd.     3.
--------------------------  ------  ------------  ---
772-A Coolwood Drive, #7        18  GHGP, Ltd.     4.
--------------------------  ------  ------------  ---
768-B Coolwood Drive, #12       17  GHGP, Ltd.     5.
--------------------------  ------  ------------  ---
754-A Coolwood Drive, #13       16  GHGP, Ltd.     6.
--------------------------  ------  ------------  ---
754-B Coolwood Drive, #14       16  GHGP, Ltd.     7.
--------------------------  ------  ------------  ---
760-B Coolwood Drive, #16       16  GHGP, Ltd.     8.
--------------------------  ------  ------------  ---
750-B Coolwood Drive, #18       14  GHGP, Ltd.     9.
--------------------------  ------  ------------  ---
742-A Coolwood Drive, #21       11  GHGP, Ltd.    10.
--------------------------  ------  ------------  ---
742-B Coolwood Drive, #22       11  GHGP, Ltd.    11.
--------------------------  ------  ------------  ---
744-A Coolwood Drive, #23       11  GHGP, Ltd.    12.
--------------------------  ------  ------------  ---
738-A Coolwood Drive, #25       12  GHGP, Ltd.    13.
--------------------------  ------  ------------  ---
738-B Coolwood Drive, #26       12  GHGP, Ltd.    14.
--------------------------  ------  ------------  ---
740-A Coolwood Drive, #27       12  GHGP, Ltd.    15.
--------------------------  ------  ------------  ---
740-B Coolwood Drive, #28       12  GHGP, Ltd.    16.
--------------------------  ------  ------------  ---
11833-AFleming Drive, #29       24  GHGP, Ltd.    17.
--------------------------  ------  ------------  ---
11833-BFleming Drive, #30       24  GHGP, Ltd.    18.
--------------------------  ------  ------------  ---
11831-A Fleming Drive, #31      24  GHGP, Ltd.    19.
--------------------------  ------  ------------  ---
11831-B Fleming Drive, #32      24  GHGP, Ltd.    20.
--------------------------  ------  ------------  ---
11829-A Fleming Drive, #33      23  GHGP, Ltd.    21.
--------------------------  ------  ------------  ---
11829-B Fleming Drive, #34      23  GHGP, Ltd.    22.
--------------------------  ------  ------------  ---
11827-A Fleming Drive, #35      23  GHGP, Ltd.    23.
--------------------------  ------  ------------  ---
11827-B Fleming Drive, #36      23  GHGP, Ltd.    24.
--------------------------  ------  ------------  ---
11825-A Fleming Drive, #37      22  GHGP, Ltd.    25.
--------------------------  ------  ------------  ---
11825-B Fleming Drive, #38      22  GHGP, Ltd.    26.
--------------------------  ------  ------------  ---
11823-A Fleming Drive, #39      22  GHGP, Ltd.    27.
--------------------------  ------  ------------  ---
11823-B Fleming Drive, #40      22  GHGP, Ltd.    28.
--------------------------  ------  ------------  ---
11821-A Fleming Drive, #41      21  GHGP, Ltd.    29.
--------------------------  ------  ------------  ---
11821-B Fleming Drive, #42      21  GHGP, Ltd.    30.
--------------------------  ------  ------------  ---
11819-A Fleming Drive, #43      21  GHGP, Ltd.    31.
--------------------------  ------  ------------  ---
11819-B Fleming Drive, #44      21  GHGP, Ltd.    32.
--------------------------  ------  ------------  ---
11817-A Fleming Drive, #45      20  GHGP, Ltd.    33.
--------------------------  ------  ------------  ---


11815-A Fleming Drive, #47      20  GHGP, Ltd.    34.
--------------------------  ------  ------------  ---
764-A Coolwood Drive, #51       15  GHGP, Ltd.    35.
--------------------------  ------  ------------  ---
764-BCoolwood Drive, #52        15  GHGP, Ltd.    36.
--------------------------  ------  ------------  ---
758-A Coolwood Drive, #53       13  GHGP, Ltd.    37.
--------------------------  ------  ------------  ---
756-A Coolwood Drive, #55       13  GHGP, Ltd.    38.
--------------------------  ------  ------------  ---
756-B Coolwood Drive, #56       13  GHGP, Ltd.    39.
--------------------------  ------  ------------  ---
748-B Coolwood Drive, #58       10  GHGP, Ltd.    40.
--------------------------  ------  ------------  ---
746-A Coolwood Drive, #59       10  GHGP, Ltd.    41.
--------------------------  ------  ------------  ---
746-BCoolwood Drive, #60        10  GHGP, Ltd.    42.
--------------------------  ------  ------------  ---
722-A Coolwood Drive, #61        6  GHGP, Ltd.    43.
--------------------------  ------  ------------  ---
722-B Coolwood Drive, #62        6  GHGP, Ltd.    44.
--------------------------  ------  ------------  ---
724-A Coolwood Drive, #63        6  GHGP, Ltd.    45.
--------------------------  ------  ------------  ---
724-BCoolwood Drive, #64         6  GHGP, Ltd.    46.
--------------------------  ------  ------------  ---
726-A Coolwood Drive, #65        7  GHGP, Ltd.    47.
--------------------------  ------  ------------  ---
726-B Coolwood Drive, #66        7  GHGP, Ltd.    48.
--------------------------  ------  ------------  ---
728-A Coolwood Drive, #67        7  GHGP, Ltd.    49.
--------------------------  ------  ------------  ---
728-B Coolwood Drive, #68        7  GHGP, Ltd.    50.
--------------------------  ------  ------------  ---
730-A Coolwood Drive, #69        8  GHGP, Ltd.    51.
--------------------------  ------  ------------  ---
730-B Coolwood Drive, #70        8  GHGP, Ltd.    52.
--------------------------  ------  ------------  ---
732-A Coolwood Drive, #71        8  GHGP, Ltd.    53.
--------------------------  ------  ------------  ---
734-A Coolwood Drive, #73        9  GHGP, Ltd.    54.
--------------------------  ------  ------------  ---
734-B Coolwood Drive, #74        9  GHGP, Ltd.    55.
--------------------------  ------  ------------  ---
736-A Coolwood Drive, #75        9  GHGP, Ltd.    56.
--------------------------  ------  ------------  ---
736-B Coolwood Drive, #76        9  GHGP, Ltd.    57.
--------------------------  ------  ------------  ---
702-A Coolwood Drive, #77        5  GHGP, Ltd.    58.
--------------------------  ------  ------------  ---
702-B Coolwood Drive, #78        5  GHGP, Ltd.    59.
--------------------------  ------  ------------  ---
704-A Coolwood Drive, #79        5  GHGP, Ltd.    60.
--------------------------  ------  ------------  ---
704-B Coolwood Drive, #80        5  GHGP, Ltd.    61.
--------------------------  ------  ------------  ---
709-A Coolwood Drive, #81        4  GHGP, Ltd.    62.
--------------------------  ------  ------------  ---
706-B Coolwood Drive, #82        4  GHGP, Ltd.    63.
--------------------------  ------  ------------  ---
708-A Coolwood Drive, #83        4  GHGP, Ltd.    64.
--------------------------  ------  ------------  ---
708-B Coolwood Drive, #84        4  GHGP, Ltd.    65.
--------------------------  ------  ------------  ---
710-A Coolwood Drive, #85        3  GHGP, Ltd.    66.
--------------------------  ------  ------------  ---
710-B Coolwood Drive, #86        3  GHGP, Ltd.    67.
--------------------------  ------  ------------  ---
712-A Coolwood Drive, #87        3  GHGP, Ltd.    68.
--------------------------  ------  ------------  ---
712-B Coolwood Drive, #88        3  GHGP, Ltd.    69.
--------------------------  ------  ------------  ---
714-A Coolwood Drive, #89        2  GHGP, Ltd.    70.
--------------------------  ------  ------------  ---
714-B Coolwood Drive, #90        2  GHGP, Ltd.    71.
--------------------------  ------  ------------  ---
716-A Coolwood Drive, #91        2  GHGP, Ltd.    72.
--------------------------  ------  ------------  ---
716-B Coolwood Drive, #92        2  GHGP, Ltd.    73.
--------------------------  ------  ------------  ---
718-A Coolwood Drive, #93        1  GHGP, Ltd.    74.
--------------------------  ------  ------------  ---
718-B Coolwood Drive, #94        1  GHGP, Ltd.    75.
--------------------------  ------  ------------  ---
720-A Coolwood Drive, #95        1  GHGP, Ltd.    76.
--------------------------  ------  ------------  ---
720-B Coolwood Drive, #96        1  GHGP, Ltd.    77.
--------------------------  ------  ------------  ---

                       ADDENDUM TO EARNEST MONEY CONTRACT
            BETWEEN GREATER HOUSTON GULF PARTNERSHIP, AS SELLER, AND ASSET MANAGEMENT & REAL ESTATE INVESTMENT INC., AS BUYER,
              RELATING TO PROPERTY LOCATED IN HARRIS COUNTY, TEXAS


     This Addendum to Earnest Money Contract (the "Addendum") is entered into between Greater Houston Partnership (the "Seller") and Asset Management & Real Estate Investment, Inc. (the "Buyer"), and amends that certain Earnest Money Contract of even date executed by the Seller and Buyer (the "Contract"). To the extent that the terms of this Addendum conflict with the terms of the Contract, the terms of this Addendum shall control. All capitalized terms used herein shall have the same meaning as in the Contract except where otherwise specifically defined.

     1. Seller's obligation to transfer any personal property, including, without limitation, all goods, equipment, furniture, licenses, permits, service, maintenance, management, other contracts, warranties and guaranties, and other intangible personal property constituting the Property shall be limited to whatever interest, if any, that Seller has and to the extent that such intangible items are assignable.

     2. Notwithstanding anything to the contrary contained in the Contract, Seller shall have the option, but not the obligation, to cure any title matters that are objected to by Buyer in writing in a timely matter.

     3. In connection with any inspections or tests that Buyer may be permitted under the Contract, Buyer agrees not to interfere with or disturb the existing tenant or its business on the Property.

     4. Buyer hereby agrees to indemnify and hold Seller, its directors, officers, employees and agents harmless from and against any liability, claims, causes of action, damages, costs and expenses (including, without limitation, reasonable attorneys' fees and court costs) that the Seller, its directors, officers, employees or agents may suffer or incur arising out of relating in any way, directly or indirectly, to Buyer's inspection of and entry on the Property. This indemnity will survive the closing.

     5. The Deed from Seller to Buyer shall be a Special Warranty Deed with the Assignment of Leases shall also have covenants of special warranty only. The Bill of Sale shall be without representations or warranties whatsoever.

     6. Notwithstanding anything to the contrary contained in the Contract, in the event Seller defaults in any of its obligations under the Contract, Buyer may, as its sole and exclusive remedies, either (i) cancel the Contract and receive a refund of the Earnest Money deposit or (ii) enforce specific performance of the Contract.

                                                               Seller     Buyer
                                                               ------     ------
                                                               /s/ jle    /s/ mg
                                                               -------    ------

     7. Notwithstanding anything to the contrary contained in the Contract, in the event Buyer defaults in any of its obligations under the Contract, Seller may, as its sole and exclusive remedies, either (i) cancel the Contract and receive a refund of the Earnest Money deposit or (ii) enforce specific performance of the Contract.

     8. Seller and Buyer hereby represent and warrant to each other that neither has contracted for or retained the services of a broker in connection with the sale and purchase of the Property, unless specifically set forth in the Contract.

          Seller and Buyer each hereby agrees to indemnify and hold harmless the other from and against any and all claims for any and all other brokerage fees, commissions or similar charges with respect to this transaction, arising by, through or under the indemnifying party and each further agrees to indemnify and hold harmless the other from any loss or damage resulting from an inaccuracy in the representations contained immediately above. This indemnification agreement of the parties shall survive the closing.

          9. The "effective date hereof" or the "effective date" of the Contract shall mean the date on which the Title Company is delivered and receipts for an executed counterpart of this Contract along with the Earnest Money deposit.

          10. Seller and Buyer agree that the Purchase Price is based on seventy-seven (77) townhomes at the purchase price of $54,545.00 per townhome. In the event Seller cannot deliver a certain unit, the purchase price shall be adjusted by the sum of $54,545.00 per unit.

          11. Buyer acknowledges that Seller has Earnest Money Contracts for three units covered by this Contract. In the event Seller shall close on these any or all of these units prior to the Closing date of this Contract, Seller shall reduce the Purchase Price accordingly. In the event Seller has not closed on the units, Seller agrees to return the Earnest Money Contracts to Buyer at the time of Closing.

          12. In the event Buyer does not have a written commitment for financing on or before December 28, 2001, Seller or Buyer may terminate this Contract and return the Earnest Money to Buyer.

          13. Buyer acknowledges that Seller is in the process of completing the units and Buyer agrees to take down the units according to the following schedule:

          a. Fifty )50) units on or before January 10, 2002 so long as (50) units are completed and Addendum 2 requirements are completed; and
          b. The remaining twenty-seven (27) units shall be in takedowns of at least ten (10) units each as Seller completes same.

          14. Any notice permitted to be given under the terms of the Contract shall be deemed to be given and received upon the earlier to occur of (i) actual receipt thereof or

                                                               Seller     Buyer
                                                               ------     ------
                                                               /s/ jle    /s/ mg
                                                               -------    ------

          15. (ii) two (2) business days after the same is mailed to the party, properly addressed, sent by certified mail, return receipt requested, postage prepaid.

          16.  Time  is  of  the  essence  in  the  Contract.

          17. Any survey required to be produced by Seller under the Earnest Money Contract shall be a survey prepared by a Registered Surveyor and dated within the past seven years. Buyer shall be responsible for updating the Survey for its lender.

          18. Seller agrees to furnish Buyer with copies of the Declaration of Restrictions covering the townhouses within five (5) days of the execution and delivery of this Contract. Buyer shall have five
               (5) days from delivery of the Declaration to review it. In the event Buyer learns that Buyer will not have exclusive control of the Homeowner's Association, Buyer may terminate this Contract and receive its Earnest Money Deposit. In the event Buyer fails to notify Seller of its intention within said five (5) day period, this provision shall be deemed void and of no effect.

                                                               Seller     Buyer
                                                               ------     ------
                                                               /s/ jle    /s/ mg
                                                               -------    ------

                  ADDENDUM 2 ("TWO") TO EARNEST MONEY CONTRACT
            BETWEEN GREATER HOUSTON GULF PARTNERSHIP, AS SELLER, AND ASSET MANAGEMENT & REAL ESTATE INVESTMENT INC., AS BUYER,
              RELATING TO PROPERTY LOCATED IN HARRIS COUNTY, TEXAS


     1.  The  effective  date  of  the  contract  is  December  20,  2001.

     2. Seller agrees to indemnify and hold Buyer, its agents, employees, contractors and assigns, harmless from any and all claims or liability arising from incidents concerning Sellers contractors at any time, and Seller agrees to indemnify and hold Buyer, its agents, employees, contractors and assigns, harmless from any and all claims or liability arising from any and all premises liability claims made by third parties occurring prior to funding and closing that are associated with any property described in Exhibit "A" of this agreement.

     3. Within 10 days of the effective date of this agreement, Seller shall deliver to Buyer and all inspection reports of any kind that Seller has for any property identified in Exhibit "A".

     4. Seller acknowledges that Buyer is represented by the Law Office of Derrick R. Smith, P.C. Seller also acknowledges that Derrick R. Smith will perform the closing of this transaction on behalf of First Southwestern Title Company of Texas. Seller consents to this arrangement.

     5. Buyer may freely assign this contract to other individuals or entities prior to closing and funding so long as those individuals or entities have secured financing prior to the closing date of this agreement.

     6. At closing, Seller shall deliver to Buyer or Buyer's successors and/or assigns, a Bill of Sale conveying any interest Seller may have in the personal property currently in the Leasing Office with the exception of the personal computer of Sky Pulford.

     7. Prior to closing Seller shall deliver to Buyer Certificates of Compliance or Certificates of Occupancy from the City of Houston, for all units to be purchased by Seller or Buyer may 1) extend the closing date enough time for Seller to deliver those certificates; or 2) terminate the contract and receive a refund Buyer's earnest money.

Executed this the 19th day of December, 2001

SELLER:    /s/  Jim  Emerson

BUYER:     /s/  Marjory  E.  Grant

                                THE MICHAEL GROUP

         APPROVED BY THE TEXAS REAL ESTATE COMMISSION FOR VOLUNTARY USE

 Texas law requires all real estate licensees to give the following information about brokerage services to prospective buyers, tenants, sellers and landlords.


                      INFORMATION ABOUT BROKERAGE SERVICES


Before working with a real estate broker, you should know that the duties of a broker depend on whom the broker represents. If you are a prospective seller or landlord (owner) or a prospective buyer or tenant (buyer), you should know that the broker who lists the property for sale or lease is the owner's agent. A broker who acts as a subagent represents the owner in cooperation with the listing broker. A broker who acts as a buyer's agent represents the buyer. A broker may act as an intermediary between the parties if the parties consent in writing. A broker can assist you in locating a property, preparing a contract or lease, or obtaining financing without representing you. A broker is obligated by law to treat you honestly.

IF  THE  BROKER  REPRESENTS  THE  OWNER:
The broker becomes the owner's agent by entering into at agreement with the owner, usually through a written -listing agreement, or by agreeing to act as a subagent by accepting an offer of subagency from the listing broker. A subagent may work in a different real estate office. A listing broker or subagent can assist the buyer but does not represent the buyer and must place the interests of the owner first. The buyer should not tell the owner's agent anything the buyer would not want the owner to know because an owner's agent must disclose to the owner any material information known to the agent.

IF  THE  BROKER  REPRESENTS  THE  BUYER:
The broker becomes the buyer's agent by entering into an agreement to represent the buyer, usually through a written buyer representation agreement. A buyer's agent can assist the owner but does not represent the owner and must place the interests of the buyer first. The owner should not tell a buyer's agent anything the owner would not want the buyer to know because a buyer's agent must disclose to the buyer any material information known to the agent.

IF  THE  BROKER  ACTS  AS  AN  INTERMEDIARY:
A broker may act as an intermediary between the parties if the broker complies with The Texas Real Estate License
Act. The broker must obtain the written consent of each party to the transaction to act as an intermediary. The written consent must state who will pay the broker and, in conspicuous bold or underlined print, set forth the broker's obligations as an intermediary. The broker is required to treat each party honestly and fairly and to comply with The Texas Real Estate License Act. A broker who acts as an intermediary in a transaction:
     (1)  shall  treat  all  parties  honestly;
     (2) may not disclose that the owner will accept a price less than the asking price unless authorized in writing to do so by the owner;
     (3) may not disclose that the buyer will pay a price greater than the price submitted in a written offer unless authorized in writing to do so by the buyer; and (4) may not disclose any confidential information or any information that a party specifically instructs the broker in writing not to disclose unless authorized in writing to disclose the information or required to do so by The Texas Real Estate License Act or a court order or if the information materially relates to the condition of the property.
With the parties' consent, a broker acting as an intermediary between the parties may appoint a person who is licensed under The Texas Real Estate License Act and associated with the broker to communicate with and carry out instructions of one party and another person who is licensed under that Act and associated with the broker to communicate with and carry out instructions of the other party.

If you choose to have a broker represent you, you should enter into a written agreement with the broker that clearly establishes the broker's obligations and your obligations. The agreement should state how and by whom the broker will be paid. You have the right to choose the type of representation, if any, you wish to receive. Your payment of a fee to a broker does not necessarily establish that the broker represents you. If you have any questions regarding the duties and responsibilities of the broker, you should resolve those questions before proceeding.

Real estate licensee asks that you acknowledge receipt of this information about brokerage services for the licensee's records.

/s/  Marjory  E. Grant/Asset Management & Real
----------------------------------------------         ------------------------
Estate Investment Inc., President                      Date
---------------------------------
Buyer, Seller, Landlord or Tenant

--------------------------------------------------------------------------------
Texas Real Estate Brokers and Salespersons are licensed and regulated by the Texas Real Estate Commission (TREC). If you have a question or complaint regarding a real estate licensee, you should contact TREC at P.O. Box 12188, Austin, Texas 78711-2188 or 512-465-3960. Texas Real Estate Brokers and Salespersons are licensed and regulated by the Texas Real Estate Commission
(TREC). If you have a question or complaint regarding a real estate licensee, you should contact TREC at P.O. Box 12188, Austin, Texas 78711-2188 or 512-465-3960.
--------------------------------------------------------------------------------

OIA


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